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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                                 May 1, 1998
              ------------------------------------------------
              Date of Report (Date of earliest event reported)


                                M-Wave, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Delaware                        0-19944                36-3809819
-----------------------------          ------------         -------------------
(State or other jurisdiction)          (Commission)            (IRS Employer
      of Incorporation)                File Number)         identification No.)



       216 Evergreen Street, Bensenville,Illinois                60106
       ------------------------------------------             ----------
        (Address of principal executive offices)              (Zip Code)




                               (630) 860-9542
                       -------------------------------
                       (Registrant's telephone number)




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Item 5.  Other Event.

     On May 1, 1998, the Registrant announced Michael Bayles will be stepping down as President and Chief Operating Officer; but will remain on as a Consultant to the Management Team. Joseph Turek, Chairman and Chief Executive Officer, will assume his day to day responsibilities.

Item 7.    Financial Statements and Exhibits

     (c) Exhibit 1. Registrants press release dated May 1, 1998 concerning first quarter 1998 results and management changes.



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                                  SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       M~WAVE, INC.



                                       /s/ Paul H. Schmitt
                                       -----------------------
                                       Paul H. Schmitt
Dated: May 1, 1998                     Chief Financial Officer







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